SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 25, 2003

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(201) 236-2600

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure.

        On July 25, 2003, Hudson United Bancorp, the bank holding company for Hudson United Bank (the “Bank”), issued a press release announcing the signing of a definitive Stock Purchase Agreement pursuant to which the Bank will acquire all of the capital stock of Flatiron Credit Company, Inc. (“Flatiron”). The majority shareholder of Flatiron is Warburg, Pincus Ventures, L.P., a private equity fund. Copies of the Stock Purchase Agreement, with exhibits, and the press release are attached as Exhibits to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement dated July 25, 2003 by and among the shareholders of Flatiron Credit Company, Inc., as Sellers, and Hudson United Bank, as Buyer.

99.1	Press Release dated July 25, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003	HUDSON UNITED BANCORP By: WILLIAM A. HOULIHAN ———————————————————— Name: William A. Houlihan Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Stock Purchase Agreement dated July 25, 2003 by and among the shareholders of Flatiron Credit Company, Inc., as Sellers, and Hudson United Bank, as Buyer.

99.2	Press Release dated July 28, 2003